                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                                     EMCON
                                       AT
                              $6.75 NET PER SHARE
              PURSUANT TO THE OFFER TO PURCHASE DATED MAY 17, 1999
                                       BY
                        SEISMIC ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                               THE IT GROUP, INC.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
         TIME, ON MONDAY, JUNE 14, 1999, UNLESS THE OFFER IS EXTENDED.


                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

      By First Class Mail:                      By Overnight Delivery:                By Hand:

          P.O. Box 3301                           85 Challenger Road                   120 Broadway, 13th Floor
  South Hackensack, New Jersey 07606                Mail Drop-Reorg                    New York, New York 10271
    Attn: Reorganization Department          Ridgefield Park, New Jersey 07660      Attn: Reorganization Department
                                             Attn: Reorganization Department

         By Facsimile Transmission:            To Confirm Facsimile Transmission Only, Call:
      (For Eligible Institutions Only)                         (201) 296-4860
               (201) 296-4293

                                  DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------


NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)              CERTIFICATE(S) TENDERED
          (PLEASE FILL IN, IF BLANK)                   (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------
                                                                       TOTAL NUMBER
                                                                        OF SHARES     NUMBER OF
                                                        CERTIFICATE   REPRESENTED BY    SHARES
                                                         NUMBER(S)*   CERTIFICATE(S)  TENDERED**
                                                        -----------------------------------------
                                                        -----------------------------------------
                                                        -----------------------------------------
                                                        -----------------------------------------
                                                        TOTAL SHARES
-------------------------------------------------------------------------------------------------

  * Need not be completed by shareholders tendering by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Shares delivered to the Depositary are being tendered. See Instruction 4 accompanying this Letter of Transmittal.

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH IN THIS LETTER OF TRANSMITTAL. SEE INSTRUCTIONS 1, 5 AND 10 ACCOMPANYING THIS LETTER OF TRANSMITTAL.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depositary Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 2 of the Offer to Purchase. Shareholders whose certificates are not immediately available or who cannot deliver their certificates or deliver confirmation of the book-entry transfer of their Shares (as defined below) into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

  Name(s) of Registered Owner(s): ____________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution that Guaranteed Delivery: ______________________________

  If Delivered by Book-Entry Transfer, Check box: [ ]

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS TO THIS
             LETTER OF TRANSMITTAL CAREFULLY AND IN ITS ENTIRETY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Seismic Acquisition Corporation, a California corporation ("Purchaser"), which is a newly formed, wholly owned subsidiary of The IT Group, Inc., a Delaware corporation ("Parent"), the above-described shares of common stock, no par value per share (the "Company Common Stock"), of EMCON, a California corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the issued and outstanding shares (the "Shares") of the Company Common Stock upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 17, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), at the purchase price of $6.75 per Share, net to each tendering shareholder in cash, without interest (the "Offer Price").

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, and transfers to, upon the order of Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares (and any such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting, or otherwise. This proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of the deposit by Purchaser with the Depositary of the Offer Price for such Shares in accordance with the terms of the Offer. Purchaser's acceptance for payment of the Shares shall revoke all proxies granted by the undersigned at any time with respect to such Shares and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby directs that the check for the total purchase price or any certificates for Shares not tendered or accepted for payment be issued in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the check for the total purchase price or the return of any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) be mailed to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, the undersigned hereby directs the check for the total purchase price or any certificates for Shares not tendered or accepted for payment be issued in the name of, and such check or such certificates be mailed to, the person or persons so indicated. Shareholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.


   SPECIAL PAYMENT INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 1, 5, 6 AND 7)           (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)


  To be completed ONLY if certif-
 icates for Shares not tendered              To be completed ONLY if certif-
 or not purchased and/or the                icates for Shares not tendered
 check for the Offer Price of               or not purchased and/or the
 Shares purchased are to be is-             check for the Offer Price of
 sued in the name of someone                Shares purchased are to be sent
 other than the undersigned, or             to someone other than the under-
 if Shares delivered by book-en-            signed, or to the undersigned at
 try transfer which are not pur-            an address other than that shown
 chased are to be returned by               above.
 credit to an account maintained
 at the Book-Entry Transfer Fa-
 cility other than that desig-
 nated above.

                                            Issue check and/or certifi-
                                            cate(s) to:


                                            Name: ___________________________
                                                     (PLEASE PRINT)


 Issue check and/or certifi-                Address: ________________________
 cate(s) to:
                                            _________________________________
                                                   (INCLUDE ZIP CODE)


 Name: ___________________________          _________________________________
          (PLEASE PRINT)                      (TAX IDENTIFICATION OR SOCIAL
                                                     SECURITY NUMBER)
 Address: ________________________


 _________________________________
        (INCLUDE ZIP CODE)


 _________________________________
   (TAX IDENTIFICATION OR SOCIAL
         SECURITY NUMBER)

 [ ] Credit unpurchased Shares
     delivered by book-entry
     transfer to the Book-Entry
     Transfer Facility account.


 _________________________________
         (ACCOUNT NUMBER)

                                   SIGN HERE

                (Complete Substitute Form W-9 included herewith)

 X
  ----------------------------------------------------------------------------

 X
  ----------------------------------------------------------------------------
                            Signature(s) Of Owner(s)


 Dated: ________________________________________________________________, 1999

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)


 Name(s) _____________________________________________________________________
                                 (Please Print)


 -----------------------------------------------------------------------------


 Capacity (Full Title) _______________________________________________________
                              (See Instruction 5)


 Address _____________________________________________________________________

 -----------------------------------------------------------------------------
                                                            (Include Zip Code)
 Area Code and Telephone Number ______________________________________________

 Tax Identification or Social Security No. ___________________________________
                               (Complete Substitute Form W-9 included herewith)

                           GUARANTEE OF SIGNATURE(S)

                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature ________________________________________________________

 Name ________________________________________________________________________
                                 (Please Print)

 Title _______________________________________________________________________

 Name of Firm ________________________________________________________________

 Address _____________________________________________________________________

 -----------------------------------------------------------------------------
                               (Include Zip Code)


 Area Code and Telephone Number ______________________________________________

 Dated: ______________________________________________________________________

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (a) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" above, or (b) if such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates for all physically tendered Shares, or any Book-Entry Confirmation of Shares, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message (as defined in the Offer to Purchase) is utilized, and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase). Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all physically tendered Shares or Book-Entry Confirmation of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered" on the front cover page of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) or separate stock power(s) are required unless payment or certificate(s) for Shares not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the total purchase price for all tendered Shares unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

  7. Special Payment and Delivery Instructions. If a check or certificate(s) for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" (whichever the case may be) in this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

  8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or from your broker, dealer, commercial bank or trust company.

  9. Waiver of Conditions. Subject to the terms of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by Purchaser, in whole or in part, at any time and from time to time in the Purchaser's sole discretion, in the case of any Shares tendered.

  10. Substitute Form W-9. The tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether the shareholder is subject to backup withholding of federal income tax. If a tendering shareholder is subject to backup withholding, the shareholder must cross out Item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of all reportable payments made to such shareholder. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

  11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his or her social security number. If a tendering shareholder is subject to backup withholding, he or she must cross out Item
(2) of the Certification box on the Substitute Form W-9. Failure to provide the requisite information on the Substitute Form W-9 may cause the tendering shareholder to be subject to backup withholding. In addition, failure to provide the correct information, including the correct TIN, on the Substitute Form W-9 may cause the shareholder to be subject to various penalties, including a $50 penalty for each such failure, unless such failure is due to reasonable cause and not willful neglect.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. Exempt shareholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax owed by persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to (1) notify the Depositary of his or her correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct and (2) certify that he or she is not subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for in the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

-------------------------------------------------------------------------------
                                 PAYER'S NAME:


                           PART I--Please provide    -------------------------
                           your TIN in the box at     Social Security Number
                           right and certify by             or Employer
                           signing and dating          Identification Number
                           below.                     (if awaiting TIN write
                                                          "Applied For")

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF
 THE TREASURY
 INTERNAL                 -----------------------------------------------------
 REVENUE SERVICE           PART II--For Payees exempt from backup
                           withholding, see the attached Guidelines for Certification of Taxpayer Identification Number on
                           Substitute Form W-9 and complete as instructed therein.

 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)
                          -----------------------------------------------------
                           CERTIFICATION--Under the penalties of perjury, I certify that:
                           (1) The number shown on this form is my correct
                               Taxpayer Identification Number; or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. (I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number); and
                           (2) I am not subject to backup withholding either
                               because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                           CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding be-cause of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup with-holding you received another notification from the IRS that you are no longer subject to backup with-holding, do not cross out item (2). (Also see in-structions in the enclosed Guidelines.)

                          -----------------------------------------------------

                           SIGNATURE __________________ DATE _________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer is:

                       [LOGO OF MACKENZIE PARTNERS, INC.]


                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                         (212) 929-5500 (CALL COLLECT)
                                       OR
                         CALL TOLL FREE (800) 322-2885

                      The Dealer Manager for the Offer is:

                         [LOGO OF CIBC WORLD MARKETS]

                           ONE WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10281
                                 (212) 856-3540